                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT
                             Pursuant to Section 13 OR 15(d) of
                            The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported) October 28, 2004

                   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                      on behalf of the
                         CSFB Adjustable Rate Mortgage Trust 2004-2
                   (Exact name of registrant as specified in its charter)

         Delaware                   333-107055-41                   13-3320910
----------------------------  --------------------------   ------------------------------
      (State or other         (Commission File Number)             (IRS Employer
      jurisdiction of                                           Identification No.)
      incorporation)

 Eleven Madison Avenue, New York, NY                      10010
--------------------------------------    ---------------------------------------
   (Address of principal executive                      (Zip Code)
               office)

Registrant's telephone number, including area code  (212) 325-2000.

                                    N/A
                   (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

                          Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.  Other Events.

On October 28, 2004, Credit Suisse First Boston Mortgage Securities Corp. caused the issuance and sale of the Adjustable Rate Mortgage-Backed  Pass-Through  Certificates,  Series 2004-2,
pursuant to a Pooling and  Servicing  Agreement  dated as of October 1, 2004,  among  Credit
Suisse First Boston Mortgage Securities Corp., as depositor,  DLJ Mortgage Capital, Inc., as seller,  Washington  Mutual  Mortgage  Securities  Corp,  as  seller  and  servicer,  Select
Portfolio  Servicing,  Inc., as servicer,  GreenPoint  Mortgage Funding,  Inc., as servicer,
Wells Fargo Bank,  N.A.,  as trust  administrator,  master  servicer,  servicer  and back-up servicer and U.S. Bank National Association, as trustee.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)   Exhibits  (executed  copies):  The following  execution copies of Exhibits to the Form
      S-3 Registration Statement of the Registrant are hereby filed:

      10.1  Pooling  and  Servicing  Agreement  dated as of October 1,  2004,  among  Credit
            Suisse  First Boston  Mortgage  Securities  Corp.,  as  depositor,  DLJ Mortgage
            Capital, Inc., as seller,  Washington Mutual Mortgage Securities Corp, as seller
            and  servicer,  Select  Portfolio  Servicing,  Inc.,  as  servicer,   GreenPoint
            Mortgage  Funding,  Inc.,  as  servicer,   Wells  Fargo  Bank,  N.A.,  as  trust
            administrator,  master  servicer,  servicer and back-up  servicer and U.S.  Bank
            National Association, as trustee.

      10.2  Assignment  and  Assumption  Agreement,  dated  as of  October  28,  2004 by and between DLJ  Mortgage  Capital,  Inc. and Credit  Suisse  First Boston  Mortgage
            Securities Corp.

                                         SIGNATURES

      Pursuant to the requirements of the Securities  Exchange Act of 1934, as amended,  the registrant  has duly  caused  this  report  to be signed  on its  behalf by the  undersigned hereunto duly authorized.

Dated:  October 28, 2004

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                    By:  /s/ John P. Graham
                                         John P. Graham
                                         Vice President

                                       Exhibit Index

Exhibit Number          Description

 10.1                   Pooling and Servicing  Agreement dated as of October 1, 2004,  among
                        Credit Suisse First Boston Mortgage  Securities Corp., as depositor,
                        DLJ Mortgage  Capital,  Inc., as seller,  Washington Mutual Mortgage
                        Securities   Corp,   as  seller  and  servicer,   Select   Portfolio
                        Servicing, Inc., as servicer,  GreenPoint Mortgage Funding, Inc., as servicer,  Wells Fargo Bank,  N.A., as trust  administrator,  master servicer,  servicer  and back-up  servicer  and U.S.  Bank  National
                        Association, as trustee.

 10.2                   Assignment and Assumption  Agreement,  dated as of October 28,  2004 by and between DLJ Mortgage  Capital,  Inc. and Credit  Suisse First
                        Boston Mortgage Securities Corp.